POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Professional Medical Management Company, a corporation organized under the laws of the State of Delaware (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute, and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver, and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-1 under the Securities Act of 1933, any and all documents in support of or supplemental to said registration statement and any and all amendments thereto with respect to the initial public offering of shares of Class A Common Stock by the Corporation; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm, and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of August 9, 1996.

                                       Professional Medical Management Company



Attest: /s/  JACK W. MCCASLIN             By:     /s/  H. WAYNE POSEY
           Jack W. McCaslin                          H. Wayne Posey
             Secretary          President, Chief Executive Officer and Director
                                         (Principal Executive Officer)




        /s/  H. WAYNE POSEY                     /s/  STEVE W. RATTON, JR.
           H. Wayne Posey                          Steve W. Ratton, Jr.
President, Chief Executive Officer and Director  Vice President - Finance
     (Principal Executive Officer)                 (Principal Financial
                                                    Accounting Officer)




    /s/  RICHARD E. RAGSDALE                    /s/  E. THOMAS CHANEY
        Richard E. Ragsdale                          E. Thomas Chaney
             Chairman                                   Director



   /s/  DAVID T. BAILEY, M.D.                  /s/  RICHARD R. D'ANTONI
       David T. Bailey, M.D.                        Richard R. D'Antoni
            Director                                      Director



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                                                /s/  JACK W. MCCASLIN
     James F. Herd, M.D.                           Jack W. McCaslin
         Director                                      Director